                                                                    Exhibit 99.2

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                JANUARY 25, 2006

================================================================================

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

DEAL NAME:                       MLMI 2006-HE1

WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL OF THE GROUPS IN THE DEAL.

                                    AGGREGATE POOL   GROUP: ___ 1 __   GROUP: ___ 2
                                    --------------   ---------------   ------------
gross WAC (%)                               7.48              7.49            7.46
wtd avg FICO                              629.87            619.10          647.02
FICO < 500 (%)                                --                --              --
FICO < 550 (%)                              8.66             11.85            3.58
FICO < 600 (%)                             28.13             36.68           14.52
FICO 600-650 (%)                           38.49             36.45           41.75

% Uninsured w/ LTV > 80%                   38.42             42.52           31.91
LTV = 80 (%)                               42.78             33.22           57.99

WITHOUT SILENT/SIMULTANEOUS 2NDS
wtd avg CLTV (%)                           82.25             81.44           83.53
CLTV > 80 (%)                              38.42             42.52           31.91
CLTV 95 -100 (%)                            8.98              6.44           13.03

silent/simultaneous 2nd liens (%)          38.90             27.78           56.60

WITH SILENT/SIMULTANEOUS 2NDS
wtd Avg CLTV                               89.72             86.71           94.52
CLTV 90 - 95 (%)                            8.41              8.73            7.91
CLTV 95 - 100 (%)                          43.74             30.81           64.32

Full Doc (%)                               46.28             57.75           28.03
Stated Doc (%)                             47.17             36.31           64.47
No Doc /No Ratio / NINA (%)                 1.32              1.18            1.54
purch (%)                                  46.44             27.43           76.71
CO refi (%)                                48.54             65.39           21.71
Own Occ (%)                                93.85             91.25           98.00
Investor (%)                                5.37              7.75            1.58
Prepay Penalty (%)                         73.14             72.34           74.42
wtd avg DTI (%)                            42.40             41.92           43.17
DTI < 40%                                  31.68             34.49           27.22
DTI 40 - 45%                               23.52             22.42           25.28
DTI 45 - 50%                               36.48             33.74           40.85
DTI 50 - 55%                                7.80              8.74            6.29
DTI > 55%                                   0.52              0.61            0.37
ARM ? (% of total)                         77.29             75.57           80.03
2/28 (% of total)                          68.90             65.62           74.12
3/27 (% of total)                           7.85              9.56            5.14
5/25 (% of total)                           0.51              0.36            0.77
1st Lien (%)                               92.15             94.94           87.71
Avg Loan Balance                      161,947.20        140,941.62      212,331.00
# of Loans                              4,826.00          3,406.00        1,420.00
Loan Bal < $100k (%)                       14.13             16.70           10.05
Mtg Rates > 12% (%)                         0.34              0.24            0.50
Manuf Housing (%)                           0.02              0.03              --
largest state (%)                       CA(35.56%)        CA(25.02%)      CA(52.33%)
IO loans (%)                               31.98             24.33           44.15
10yr IO (%)                                 0.21              0.31            0.04
5yr IO (%)                                 29.55             22.52           40.73
2 yr IO (%)                                 2.22              1.50            3.38
IO: FICO                                  651.08            641.10          659.83
IO LTV (%)                                 81.21             81.54           80.92
IO DTI (%)                                 43.17             42.98           43.33
IO full doc (%)                            39.10             53.90           26.12
IO: purch (%)                              57.05             32.20           78.86

                                    TEASER                                     AVG.      INITIAL
                                    PERIOD   IO TERM                GROSS    BALANCE      RATE
LOAN TYPE                           (MTHS)    (MTHS)   LOAN TERM   MARGIN      ($)     (ANNUAL %)   % OF POOL
---------                           ------   -------   ---------   ------   --------   ----------   ---------
PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO LOAN TYPES
IN THE DEAL, AND COMPLETE THE FIELDS LISTED BELOW

2/28 LIBOR Loan                       24         0        360       6.10    $167,864      7.64%       37.4%
2/28 LIBOR Loan IO                    24        57        360       5.82    $262,586      6.93%       27.2%
2/28 LIBOR Loan (40 Year              24         0        360       5.86    $284,311      7.45%        4.4%
Amortization)
3/27 LIBOR Loan                       36         0        360       6.06    $163,792      7.03%        3.5%
3/27 LIBOR Loan IO                    36        60        360       5.69    $221,135      6.88%        3.4%
3/27 LIBOR Loan (40 Year              36         0        360       5.82    $246,864      7.51%        1.0%
Amortization)
5/25 LIBOR Loan                       60         0        360       5.40    $239,503      7.22%        0.2%
5/25 LIBOR Loan IO                    60        60        360       4.49    $368,899      5.62%        0.3%
7/23 LIBOR Loan IO                    84        60        360       3.00    $189,394      4.88%        0.0%
30/15 Ballon                           0         0        180       0.00    $ 52,576     10.53%        7.5%
40/30 Ballon                           0         0        360       0.00    $223,464      6.71%        2.0%
15 Year Fixed                          0         0        180       0.00    $ 74,384      7.04%        0.8%
20 Year Fixed                          0         0        240       0.00    $115,542      6.75%        0.2%
25 Year Fixed                          0         0        300       0.00    $109,574      6.75%        0.0%
30 Year Fixed                          0         0        360       0.00    $168,408      6.88%       11.2%
30 Year Fixed IO                       0        71        360       0.00    $248,536      7.04%        1.1%